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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 21, 2003



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)
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
District of Columbia                      l-7102             52-0891669
--------------------                      ------             ----------
(state or other juris-                  (Commission        (I.R.S. Employer
diction of incorporation)               File Number)       Identification No.)
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
Woodland Park, 2201 Cooperative Way, Herndon, VA                        20171
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  (Address of principal executive offices)                            (Zip Code)
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Registrant's telephone number, including area code: (703)709-6700
                                                    -------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

            (c)   Exhibits

                  The following exhibits are filed herewith:

            1. Underwriting Agreement dated February 21, 2003, between the registrant and UBS Warburg LLC, as Representatives of the several Underwriters named in Schedule I attached thereto.

            4.1 Form of Global Certificate for the 6.75% Subordinated Notes Due 2043 (Subordinated Deferrable Interest Notes).

            8.    Opinion and consent of Hunton & Williams.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                               FINANCE CORPORATION


                                            /s/ Steven L. Lilly
                                            -----------------------
                                            Steven L. Lilly
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

Dated:  February 27, 2003
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                                  EXHIBIT INDEX
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Exhibit No.                         Description
-----------                         -----------
      1. Underwriting Agreement dated February 21, 2003, between the registrant and UBS Warburg LLC, as Representatives of the several Underwriters named in Schedule I attached thereto.

      4.1 Form of Global Certificate for the 6.75% Subordinated Notes Due 2043 (Subordinated Deferrable Interest Notes).

      8.     Opinion and consent of Hunton & Williams.
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